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                                                                    Exhibit 23.2
                                                                    ------------




                       CONSENT OF INDEPENDENT ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 24, 1997 included in BayCorp Holdings, Ltd. Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.


                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 28, 1997